                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    ---------------


                                   F O R M   8 - K/A


                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 31, 1997
                                                  ----------------------------

                              Cytoclonal Pharmaceutics Inc.
------------------------------------------------------------------------------
                  (Exact name of Registrant as Specified in Charter)


         Delaware                      0-26918                 75-2402409
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission)             (IRS Employer
    of Incorporation)               File Number)           Identification No.)


9000 Harry Hines Boulevard, Suite 330, Dallas, Texas              75235
------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code        (214) 353-2922
                                                    --------------------------


                                         N/A
------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

   During October 1997, Cytoclonal Pharmaceutics Inc. (the "Company") raised approximately $1,196,000 from the exercise of stock options and warrants. The following Balance Sheet, Statement of Operations (unaudited) and Statements of Changes in Stockholders' Equity (unaudited) of Cytoclonal Pharmaceutics Inc. for the month ended October 31, 1997 reflect the operations of the Company including proceeds from the stock option and warrant exercises.

                         CYTOCLONAL PHARMACEUTICS INC.
                         (a development stage company)

                                 BALANCE SHEET

                                                           October 31,
                                                              1997
                                                           (unaudited)
                                                           -----------
                      ASSETS

Current assets:

    Cash                                                  $ 2,143,000
    Prepaid expenses and other current assets                  16,000
                                                          ------------

       Total current assets                                 2,159,000

Equipment, net                                                104,000

Patent rights, less accumulated amortization
 of $450,000                                                  800,000

Other assets                                                    4,000
                                                          ------------

       T O T A L                                          $ 3,067,000
                                                          ------------
                                                          ------------


        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

    Accounts payable and accrued expenses                 $   347,000

    Current portion of royalties payable                       70,000
                                                          ------------

       Total current liabilities                              417,000

Royalties payable less current portion                      1,156,000
                                                          ------------

       Total liabilities                                    1,573,000
                                                          ------------

Stockholders' equity:
    Preferred stock - $.01 par value, 10,000,000
     shares authorized; 999,944 shares of Series A
     convertible preferred issued and outstanding
     at October 31, 1997 (liquidation value
     $2,500,000 at October 31, 1997)                           10,000

    Common Stock - $.01 par value, 30,000,000
     shares authorized; 8,672,061 shares issued
     and outstanding at October 31, 1997                       87,000

Additional paid-in capital                                 15,972,000

Deficit accumulated during the development stage          (14,575,000)
                                                          ------------

       Total Stockholders' Equity                           1,494,000
                                                          ------------

       T O T A L                                          $ 3,067,000
                                                          ------------
                                                          ------------

                        CYTOCLONAL PHARMACEUTICS INC.
                        (a development stage company)

                          STATEMENT OF OPERATIONS
                               (unaudited)

                                                           One Month Ended
                                                           October 31, 1997
                                                           ----------------
Operating expenses

     Research and development                                    112,000
     General and administrative                                  154,000
                                                               ---------
                                                                 266,000
                                                               ---------
Other (income) expenses
     Interest (income)                                            (5,000)
     Interest expense                                                  0
                                                               ---------
                                                                  (5,000)
NET (LOSS)                                                     ($261,000)
                                                               ---------
                                                               ---------

                               CYTOCLONAL PHARMACEUTICS INC.
                               (a development stage company)

                       STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                        (unaudited)

                                                                                            Deficit
                                                                                          Accumulated
                                     Convertible                             Additional     During
                                   Preferred Stock        Common Stock        Paid-In     Development
                                  Shares     Amount    Shares     Amount      Capital        Stage          Total
                                  ------     ------    ------     ------      -------        -----          -----
Balance - September 30, 1997    1,101,513   $11,000   8,300,450   $83,000   $14,779,000   ($14,314,000)  $  559,000

Proceeds from exercise of
 stock options and warrants                             270,042     3,000     1,193,000                   1,196,000

Preferred Stock converted
 to Common                       (101,569)   (1,000)    101,569     1,000
Net (loss) for the period                                                                     (261,000)    (261,000)
                                ---------   -------   ---------   -------   -----------   ------------   ----------
Balance October 31, 1997          999,944   $10,000   8,672,061   $87,000   $15,972,000   ($14,575,000)  $1,494,000
                                ---------   -------   ---------   -------   -----------   ------------   ----------
                                ---------   -------   ---------   -------   -----------   ------------   ----------

CYTOCLONAL PHARMACEUTICS INC
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
(unaudited)

(1) FINANCIAL STATEMENT PRESENTATION
    The unaudited financial statements of Cytoclonal Pharmaceutics Inc., a Delaware Corporation (the "Company"), included herein have been prepared in accordance with the rules and regulations promulgated by the Securities and Exchange Commission and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the results of operations for the interim periods presented. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading. These financial statements and the notes thereto should be read in conjunction with the financial statements and the notes thereto included in the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996. The results for the interim periods are not necessarily indicative of the results for the full fiscal year.

(2) SUBSEQUENT EVENT
    The Company received additional proceeds of approximately $209,000 through November 19, 1997 from the exercise of option and warrants.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cytoclonal Pharmaceutics Inc.


Date: December 3, 1997                  By: /s/ Daniel M. Shusterman
                                            --------------------------------
                                            Daniel M. Shusterman, J.D.
                                            Vice President of Operation,
                                            Treasurer and Chief Financial
                                            Officer